UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2013

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 26, 2013, United States Steel Corporation (the “Corporation”) issued a Press Release announcing that it had completed its public offerings of (i) $275 million aggregate principal amount of 6.875% senior notes due 2021 (the “Senior Notes”), and (ii) $316.25 million aggregate principal amount of 2.75% Senior Convertible Notes due 2019 (the “Convertible Notes”), including $41.25 million aggregate principal amount of Convertible Notes related to the underwriters’ over-allotment option, which was exercised in full. A copy of this Press Release is attached hereto as Exhibit 99.1.

Pursuant to an Indenture dated as of May 21, 2007 (the “Indenture”) between the Corporation and The Bank of New York Mellon as trustee (the “Trustee”), a copy of which was filed as Exhibit 4.1 to the Corporation’s Report on Form 8-K filed on May 22, 2007, the Corporation and the Trustee entered into the Sixth Supplemental Indenture dated as of March 26, 2013 (the “Senior Notes Supplemental Indenture”) and the Seventh Supplemental Indenture dated as of March 26, 2013 (the “Convertible Notes Supplemental Indenture”).

The Senior Notes Supplemental Indenture provides for the issuance and sets forth the terms of the Senior Notes. A specimen copy of the Senior Notes is attached as an exhibit to the Senior Notes Supplemental Indenture.

The Convertible Notes Supplemental Indenture provides for the issuance and sets forth the terms of the Convertible Notes. A specimen copy of the Convertible Notes is attached as an exhibit to the Convertible Notes Supplemental Indenture.

The Senior Notes Supplemental Indenture and the Convertible Notes Supplemental Indenture each contain covenants regarding limitations on liens and sale-leasebacks and the repurchase of the Senior Notes and Convertible Notes by the Company upon a change of control and other customary provisions.

Copies of the Senior Notes Supplemental Indenture and the Convertible Notes Supplemental Indenture are filed herewith as Exhibit 4.1 and 4.2 respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On March 27, 2013, the Corporation issued a Press Release announcing that it had repurchased $541,898,000 aggregate principal amount of its 4.00% Senior Convertible Notes due 2014. A copy of the Press Release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1 Sixth Supplemental Indenture dated as of March 26, 2013 to Indenture dated as of May 21, 2007.

4.2 Seventh Supplemental Indenture dated as of March 26, 2013 to Indenture dated as of May 21, 2007.

99.1 Press Release dated March 26, 2013 announcing the completion of the public offerings of the Senior Notes and the Convertible Notes.

99.2 Press Release dated March 27, 2013 announcing the repurchase of $541,898,000 aggregate principal amount of the Corporation’s 4.00% Senior Convertible Notes due 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ John J. Quaid
John J. Quaid
Vice President & Treasurer

Dated: March 27, 2013